Exhibit 99.1

AbbVie Announces Expiration and Final Results of Registered Exchange Offers

NORTH CHICAGO, Ill., November 18, 2020 – AbbVie Inc. (NYSE:ABBV) (“AbbVie”) announced today the expiration and final results of its offers to exchange (the “Registered Exchange Offers”) any and all of its outstanding (i) $30,000,000,000 aggregate principal amount of senior unsecured notes previously issued on November 21, 2019 (the “2019 USD Notes”), (ii) $13,251,781,000 aggregate principal amount of senior unsecured notes previously issued on May 14, 2020 (the “2020 USD Notes” and, together with the 2019 USD Notes, the “USD Notes”) and (iii) €2,517,066,000 aggregate principal amount of senior unsecured notes previously issued on May 14, 2020 (the “Euro Notes” and, together with the USD Notes, the “Original Notes”), each issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), for an equal principal amount of new notes in a transaction registered under the Securities Act (the “Registered Notes”).

The Registered Exchange Offer expired at 5:00 p.m., New York City time, on November 17, 2020 (the “Expiration Date”). As of the Expiration Date, the aggregate principal amounts of Original Notes set forth in the table below had been validly tendered and not validly withdrawn. AbbVie has accepted for exchange all such tendered Original Notes in the Registered Exchange Offers.

Title of Series of Original Notes	Amount Outstanding at Commencement	Amount Tendered as of the Expiration Date	Percentage
Senior Floating Rate Notes due May 2021	$750,000,000	$749,997,000	99.99%
Senior Floating Rate Notes due November 2021	$750,000,000	$750,000,000	100.00%
2.150% Senior Notes due 2021	$1,750,000,000	$1,747,810,000	99.87%
5.000% Senior Notes due 2021	$1,175,701,000	$1,167,612,000	99.31%
3.450% Senior Notes due 2022	$2,627,036,000	$2,621,596,000	99.79%
3.250% Senior Notes due 2022	$1,462,358,000	$1,460,974,000	99.91%
Senior Floating Rate Notes due 2022	$750,000,000	$739,760,000	98.63%
2.300% Senior Notes due 2022	$3,000,000,000	$2,989,850,000	99.66%
2.800% Senior Notes due 2023	$244,575,000	$242,174,000	99.02%
3.850% Senior Notes due 2024	$945,394,000	$944,278,000	99.88%
2.600% Senior Notes due 2024	$3,750,000,000	$3,739,140,000	99.71%
3.800% Senior Notes due 2025	$2,890,467,000	$2,889,199,000	99.96%
2.950% Senior Notes due 2026	$4,000,000,000	$3,990,755,000	99.77%
3.200% Senior Notes due 2029	$5,500,000,000	$5,437,485,000	98.86%
4.550% Senior Notes due 2035	$1,681,354,000	$1,681,353,000	99.99%
4.050% Senior Notes due 2039	$4,000,000,000	$4,000,000,000	100.00%
4.625% Senior Notes due 2042	$389,217,000	$389,217,000	100.00%
4.850% Senior Notes due 2044	$1,008,583,000	$1,008,483,000	99.99%
4.750% Senior Notes due 2045	$827,096,000	$827,091,000	99.99%
4.250% Senior Notes due 2049	$5,750,000,000	$5,745,050,000	99.91%
0.500% Senior Notes due 2021	€539,018,000	€525,068,000	97.41%
1.500% Senior Notes due 2023	€433,228,000	€409,028,000	94.41%
1.250% Senior Notes due 2024	€603,389,000	€577,719,000	95.75%
2.625% Senior Notes due 2028	€427,893,000	€427,793,000	99.98%
2.125% Senior Notes due 2029	€513,538,000	€506,088,000	98.55%

Upon the settlement of the Registered Exchange Offers, holders of Original Notes who validly tendered and did not validly withdraw such Original Notes prior to the Expiration Date will receive a like principal amount of Registered Notes of the applicable series. AbbVie expects that such settlement will occur on or about November 19, 2020.

The terms of the Registered Notes to be issued in the Registered Exchange Offers are substantially identical to the terms of the corresponding series of Original Notes, except that the offering of the Registered Notes will be registered under the Securities Act and the transfer restrictions, registration rights and additional interest provisions applicable to the Original Notes will not apply to the Registered Notes. AbbVie will issue the Registered Notes under the same indentures that govern the applicable series of Original Notes. The Registered Exchange Offers do not represent a new financing transaction.

A Registration Statement on Form S-4 (File No. 333-249277) (the “Registration Statement”) relating to the Registered Exchange Offers was filed with the Securities and Exchange Commission on October 2, 2020 and was declared effective on October 16, 2020. The Registered Exchange Offers were made pursuant to the terms and subject to the conditions set forth in a prospectus dated October 19, 2020 (as the same may be amended or supplemented, the “Prospectus”), which has been filed with the Securities and Exchange Commission and forms a part of the Registration Statement.

This press release is not an offer to sell or exchange or a solicitation of an offer to buy or exchange any of the securities described herein.

About AbbVie

AbbVie’s mission is to discover and deliver innovative medicines that solve serious health issues today and address the medical challenges of tomorrow. We strive to have a remarkable impact on people's lives across several key therapeutic areas: immunology, oncology, neuroscience, eye care, virology, women’s health and gastroenterology, in addition to products and services across its Allergan Aesthetics portfolio.

Cautionary Statement Regarding Forward-Looking Statements

Some statements in this press release may be forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project,” and similar expressions, among others, generally identify forward-looking statements. AbbVie cautions that these forward-looking statements are subject to risks and uncertainties, including the impact of the COVID-19 pandemic on AbbVie’s operations, results and financial results, which may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the failure to realize the expected benefits of AbbVie’s acquisition of Allergan (the “Acquisition”), the failure to promptly and effectively integrate Allergan’s businesses, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the Acquisition, challenges to intellectual property, competition from other products, difficulties inherent in the research and development process, adverse litigation or government action and changes to laws and regulations applicable to our industry. These forward-looking statements are based on numerous assumptions and assessments made in light of AbbVie’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this press release could cause AbbVie’s plans with respect to Allergan or AbbVie’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this press release herein are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this press release. Additional information about economic, competitive, governmental, technological and other factors that may affect AbbVie is set forth in the Prospectus under “Risk Factors” and in AbbVie’s filings with the Securities and Exchange Commission, including the risk factors discussed in AbbVie’s most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and in other documents that AbbVie subsequently files with the Securities and Exchange Commission that update, supplement or supersede such information. AbbVie notes these factors for investors as permitted by the Private Securities Litigation Reform Act of 1995.

Any forward-looking statements in this press release are based upon information available to AbbVie as of the date of this press release and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, AbbVie undertakes no obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to AbbVie or any person acting on its behalf are expressly qualified in their entirety by this paragraph.

Please carefully review and consider the various disclosures made in this press release, the Prospectus and the documents incorporated by reference therein that attempt to advise interested parties of the risks and factors that may affect our business, prospects and results of operations.

Contacts

Media
Adelle Infante
+1 (847) 938-8745
adelle.infante@abbvie.com

Investors
Liz Shea
(847) 935-2211
liz.shea@abbvie.com

3